Filed under Rules 497(e) and 497(k)
Registration No. 033-52742

SUNAMERICA SERIES TRUST
SA Franklin Systematic U.S. Large Cap Core Portfolio
SA Franklin Systematic U.S. Large Cap Value Portfolio
(each, a “Portfolio,” and together, the “Portfolios”)
Supplement dated February 14, 2025, to each Portfolio’s Summary Prospectus and Prospectus, each dated May 1, 2024, as supplemented and amended to date
At a meeting held on December 11, 2024, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved changes to the principal investment strategies of each Portfolio. The following changes are effective immediately.
The second paragraph in the section of the Portfolios’ Prospectus entitled “Portfolio Summary: SA Franklin Systematic U.S. Large Cap Core Portfolio – Principal Investment Strategies of the Portfolio” and “Portfolio Summary: SA Franklin Systematic U.S. Large Cap Value Portfolio – Principal Investment Strategies of the Portfolio,” the second paragraph in the section of each Portfolio’s Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the third paragraph in the sections of the Portfolios’ Prospectus entitled “Additional Information about the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio) – SA Franklin Systematic U.S. Large Cap Core Portfolio” and “Additional Information about the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio) – SA Franklin Systematic U.S. Large Cap Value Portfolio” are hereby deleted and replaced with the following:
The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6‑month risk adjusted price momentum and 12‑month risk adjusted price momentum. The “alternative” factor incorporates measurements such as short interest and option implied volatility from the equity options market.
The fourth paragraph in the section of the Portfolios’ Prospectus entitled “Portfolio Summary: SA Franklin Systematic U.S. Large Cap Core Portfolio – Principal Investment Strategies of the Portfolio” and “Portfolio Summary: SA Franklin Systematic U.S. Large Cap Value Portfolio,” the fourth paragraph in the section of each Portfolio’s Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the fifth paragraph in the section of the Portfolios’ Prospectus entitled “Additional Information about the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio) – SA Franklin Systematic U.S. Large Cap Core

Portfolio” and “Additional Information about the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio) – SA Franklin Systematic U.S. Large Cap Value Portfolio” are hereby deleted and replaced with the following:
Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SCSP-86704H-FLC1 (2/25)